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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



        Date of Report (Date of Earliest Event Reported): March 29, 1999


                              SYMANTEC CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)



                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)



             0-17781                                      77-181864
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    (Commission File Number)                  (IRS Employer Identification No.)



10201 TORRE AVENUE, CUPERTINO, CALIFORNIA                   95014
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(Address of Principal Executive Offices)                  (Zip Code)



                                 (408) 253-9600
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              (Registrant's Telephone Number, Including Area Code)



                                 NOT APPLICABLE
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         (Former Name or Former Address, if Changed Since Last Report)
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Item 2:     Acquisition or Disposition of Assets

      On November 16, 1998, pursuant to an Agreement and Plan of Merger dated as of October 15, 1998 among Symantec Corporation ("Symantec"), Oak Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of Symantec ("Purchaser"), and Quarterdeck Corporation, a Delaware corporation ("Quarterdeck"), Symantec completed a tender offer for all of the outstanding shares of Common Stock of Quarterdeck (the "Shares") and accepted for payment all shares tendered pursuant to the offer. The consideration paid by Symantec in the tender offer was $0.52 per share net to the seller in cash, without interest thereon, subject to reduction for any applicable federal backup or other withholding taxes.

      On March 29, 1999, the merger between Purchaser and Quarterdeck was effected pursuant to Section 251 of the Delaware General Corporation Law by the execution and filing of a Certificate of Merger with the Secretary of State of the State of Delaware. Pursuant to the merger, all shares not previously owned by Purchaser, other than shares which are held by stockholders who have not voted in favor of the merger or consented thereto in writing and who have demanded appraisal of such shares in accordance with the Delaware General Corporation Law, were automatically canceled and converted into the right to receive $0.52 per share net to the seller in cash, without interest thereon, subject to reduction for any applicable federal backup or other withholding taxes.

Item 7:     Financial Statements and Exhibits

      (a)    Financial Statements of Businesses Acquired.

      The Company has determined that financial statements for Quarterdeck Corporation are not required to be filed as a part of this Report on Form 8-K.

      (b)    Pro Forma Financial Information.

      The Company has determined that pro forma financial information is not required to be filed as a part of this Report on Form 8-K.

      (2) Exhibits.

      The following exhibits are filed herewith:

      2.01 Agreement and Plan of Merger dated as of October 15, 1998 by and among Symantec Corporation, Oak Acquisition Corporation and Quarterdeck Corporation. Incorporated by reference to Exhibit c(1) to the Registrant's
Schedule 14D-1 (Commission File No. 5-45153) initially filed on October 19,
1998.

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                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 31, 1999

                                       SYMANTEC CORPORATION


                                       By: /s/ Derek P. Witte
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                                           Derek P. Witte
                                           Vice President


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                                 EXHIBIT INDEX

Exhibit
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
 2.01    Agreement and Plan of Merger dated as of October 15, 1998 by and among
         Symantec Corporation, Oak Acquisition Corporation and Quarterdeck
         Corporation. Incorporated by reference to Exhibit c(1) to the
         Registrant's Schedule 14D-1 (Commission File No. 5-45153) initially filed on October 19, 1998.



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